Sub-Item 77O
                                                       Rule 10f-3 Transactions




                         THE DREYFUS/LAUREL FUNDS TRUST
                       DREYFUS PREMIER MANAGED INCOME FUND

On November 28, 2005, The Dreyfus/Laurel Funds Trust - Dreyfus Premier
Managed Income Fund (the "Fund") purchased, slightly above par value, $150,000 in corporate bonds of HJ Heinz Co. - CUSIP # 423074AH6 (the "Bonds"). The Bonds were purchased from JP Morgan Securities ("JP Morgan"), a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. JP Morgan received an underwriting spread of 0.34% per Bond. None of the other members received any economic benefit. The following is a list of the syndicate's primary members:

                               ABN Amro Securities
                                    ANZ Bank
                                 Bank of America
                                   BNP Paribas
                                 HSBC Securities
                                    JP Morgan
                          Mellon Financial Markets, LLC
                                    PNC Bank
                            Union Bank of Switzerland
                                   Mitsubishi

Accompanying this statement are materials presented to the Board of Directors of The Dreyfus/Laurel Funds Trust - Dreyfus Premier Managed Income Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on February 2, 2006.

                                     Board
                                    Group V
                                10/1/05-12/31/05

                               Rule 10f-3 -Summary
                            (Affiliated Underwriters)



--------------------------------------------------------------------------------
Fund                  Manager  Are there   IF YES,      Total Value   Primary
                       Firm    applicable  Certification of           Portfolio
                              transactions attached     Securities    Manager
                               to report?  from         Purchased by
                                           Manager      Fund from
                               If Yes,     that all     Affiliated
                               detail      transactions Underwriter
                               attached    are in       (% of total
                               from        compliance   net assets)
                               Manager     with
                                           board-approved
                                           procedure
--------------------------------------------------------------------------------
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Money Market Funds
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Dreyfus               Dreyfus      No                               Patricia
Institutional                                                       A. Larkin
Government MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus               Dreyfus      No                               Patricia
Institutional Prime                                                 A. Larkin
MM Fund
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--------------------------------------------------------------------------------
Dreyfus               Dreyfus      No                               Patricia
Institutional                                                       A. Larkin
U.S. Treasury MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Money         Dreyfus      No                               Patricia
Market Reserves                                                     A. Larkin
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus               Dreyfus      No                               Patricia
U.S. Treasury                                                       A. Larkin
Reserves
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Municipal Money
Market Funds
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Dreyfus Municipal    Dreyfus/      No                               J.
Reserves             Mellon                                         Christopher
                                                                    Nicholl
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--------------------------------------------------------------------------------
Dreyfus BASIC CA      Dreyfus      No                               Joseph
Municipal MM Fund                                                   Irace
--------------------------------------------------------------------------------
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Dreyfus BASIC MA     Dreyfus/      No                               John F.
Municipal MM Fund    Mellon                                         Flahive
--------------------------------------------------------------------------------
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Dreyfus BASIC NY      Dreyfus      No                               Joseph
Municipal MM Fund                                                   Irace
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Balanced Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                  Joseph Darcy
Dreyfus Tax Managed  Dreyfus/      No                            Scott Sprauer
Balanced Fund        Fayez                                    Fayez S. Sarofim
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Fixed Income Funds
--------------------------------------------------------------------------------
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Dreyfus High Yield   Dreyfus/      No                               Jon Uhrig
Strategies Fund      Standish
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



Dreyfus Premier      Dreyfus/     No                                Jon Uhrig
Limited Term High    Standish
Yield Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Dreyfus/     Yes                     0.30%     Kent J.
Managed Income Fund  Standish                                       Wosepka
--------------------------------------------------------------------------------
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Dreyfus Bond Market  Dreyfus/     No                                Laurie A.
Index Fund           Standish                                       Carroll
--------------------------------------------------------------------------------
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Dreyfus Premier      Dreyfus/     Yes                     0.33%     Christopher
Limited Term Income  Standish                                       M.
Fund                                                                Pellegrino
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Dreyfus/      No                               Brain C.
Core Value Fund      TBCAM                                          Ferguson
--------------------------------------------------------------------------------
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Dreyfus BASIC S&P    Dreyfus/      No                               Thomas J.
500 Stock Index Fund    MEA                                         Durante
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Disciplined  Dreyfus/      No                               Sean P.
Stock Fund           TBCAM                                          Fitzgibbon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Dreyfus/      Yes                     0.04%    Cathy
Balanced Fund        Standish                                       Powers
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Fayez         No                               Fayez S.
Core Equity Fund                                                    Sarofim
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Dreyfus/TBCAM No                               Sean P.
Large Company Stock                                                 Fitzgibbon
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Dreyfus/MEA   No                               John R.
Midcap Stock Fund                                                   O'Toole
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier      Dreyfus/MEA   No                               Adam T.
Small Cap Value Fund                                                Logan
--------------------------------------------------------------------------------
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Dreyfus Premier Tax   Fayez        No                               Fayez S.
Managed Growth Fund                                                 Sarofim
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